POWER OF ATTORNEY


     The undersigned officers and trustees of FRANKLIN STRATEGIC SERIES hereby appoint MARK H. PLAFKER, HARMON E. BURNS, DEBORAH R. GATZEK, LEIANN NUZUM, KAREN
L. SKIDMORE, LEIANN NUZUM, MURRAY L. SIMPSON, BARBARA J. GREEN AND DAVID P. GOSS (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Company's Registration Statement on Form N-14 under the Securities Act of 1933, or any amendment to such Registration Statement, covering the sale of shares by the Company under a prospectus becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and trustees hereby execute this Power of Attorney as of this 15TH day of APRIL , 2000.


/S/ RUPERT H. JOHNSON, JR.                    /S/ FRANK H. ABBOTT, III
Rupert H. Johnson, Jr.,                       Frank  H.  Abbott,  III, Trustee
Principal Executive Officer
and Trustee

/S/ HARRIS J. ASHTON                          /S/ HARMON E. BURNS
Harris J. Ashton, Trustee                     Harmon E. Burns, Trustee


/S/ S. JOSEPH FORTUNATO                       /S/ EDITH E. HOLIDAY
S. Joseph Fortunato, Trustee                  Edith E. Holiday, Trustee


/S/ CHARLES B. JOHNSON,                       /S/ FRANK W.T. LAHAYE
Charles B. Johnson, Trustee                   Frank W.T. LaHaye, Trustee


/S/ GORDON S. MACKLIN                         /S/ MARTIN L. FLANAGAN
Gordon S. Macklin, Trustee                    Martin L. Flanagan
                                              Principal Financial Officer


/S/ KIMBERLY H. MONASTERIO
Kimberley H. Monasterio
Principal Accounting Officer